   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 21, 2002
                                                      REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                         ------------------------------

                          SAFETY INSURANCE GROUP, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                              6331                         13-4181699
 (State or other jurisdiction             (Primary Standard                (I.R.S. Employer
              of                Industrial Classification Code Number)   Identification No.)
incorporation or organization)

                             20 CUSTOM HOUSE STREET
                                BOSTON, MA 02110
                                 (617) 951-0600
              (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)
                         ------------------------------

                             WILLIAM J. BEGLEY, JR.
                     CHIEF FINANCIAL OFFICER AND SECRETARY
                          SAFETY INSURANCE GROUP, INC.
                             20 CUSTOM HOUSE STREET
                                BOSTON, MA 02110
                                 (617) 951-0600
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                         ------------------------------

                                   COPIES TO:

              Robert S. Rachofsky                                     Jeff S. Liebmann
    LeBoeuf, Lamb, Greene & MacRae, L.L.P.                          Jonathan L. Freedman
             125 West 55th Street                                   Dewey Ballantine LLP
            New York, NY 10019-5389                              1301 Avenue of the Americas
                                                                   New York, NY 10019-6092

                         ------------------------------

    Approximate date of commencement of the proposed sale of the securities to the public: As soon as practicable after the Registration Statement becomes effective.

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-87056

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. / /
                         ------------------------------

                        CALCULATION OF REGISTRATION FEE

                                                               PROPOSED MAXIMUM     PROPOSED MAXIMUM
TITLE OF EACH CLASS OF SECURITIES TO BE     AMOUNT TO BE      OFFERING PRICE PER   AGGREGATE OFFERING        AMOUNT OF
              REGISTERED                    REGISTERED(1)          SHARE(2)             PRICE(2)        REGISTRATION FEE(3)
Common Stock, $.01 par value                  7,400,000             $12.00             $88,800,000            $11,556

(1) Includes 900,000 shares of Common Stock that may be sold pursuant to the Underwriters' over-allotment option.

(2) This Registration Statement relates to the Registrant's Registration Statement on Form S-1 (Registration No. 333-87056) (the "Prior Registration Statement"). In accordance with Rule 462(b) under the Securities Act of 1933, as amended, the amount of securities registered under the Prior Registration Statement (6,900,000 shares of common stock) is carried forward to this Registration Statement, and an additional amount of securities (500,000 shares of common stock) is registered hereby.

(3) This amount includes $11,004 which the registrant has previously paid toward the registration fee for the prior Registration Statement.
                         ------------------------------

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
Incorporation By Reference of Registration Statement on Form S-1, File No. 333-87056

    Pursuant to Rule 462(b) under the Securities Act of 1933, as amended, Safety Insurance Group, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1 (File No. 333-87056) declared effective on November 12, 2002 by the Securities and Exchange Commission (the "Commission"), including the exhibits and power of attorney thereto and each of the documents filed by the Registrant with the Commission and incorporated or deemed to be incorporated by reference therein.

                                      II-1
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EXHIBITS

    The following exhibits are filed herewith:

       EXHIBIT
       NUMBER           DESCRIPTION
---------------------   -----------
           5            Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P. regarding the legality of the securities being registered
                        (incorporated by reference to Exhibit 5 to the Registration
                        Statement on Form S-1 (File No. 333-87056))

        23.1            Consent of PricewaterhouseCoopers LLP

        23.2            Consent of LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                        (incorporated by reference to Exhibit 5 to the Registration
                        Statement on Form S-1 (File No. 333-87056))

          24 Power of Attorney (incorporated by reference to Exhibit 24 to the Registration Statement on Form S-1 (File No.
                        333-87056))

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Boston, Commonwealth of Massachusetts, on November 21, 2002.

                                                       SAFETY INSURANCE GROUP, INC.

                                                       By:   /s/ WILLIAM J. BEGLEY, JR.
                                                             ----------------------------------------
                                                       Name: William J. Begley, Jr.
                                                       Title:  Chief Financial Officer, Vice President
                                                       and Secretary

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                  TITLE                    DATE
                      ---------                                  -----                    ----
                          *                            Chief Executive Officer,
     -------------------------------------------         President                 November 21, 2002
                  David F. Brussard                      and Director

             /s/ WILLIAM J. BEGLEY, JR.                Chief Financial Officer,
     -------------------------------------------         Vice President and        November 21, 2002
               William J. Begley, Jr.                    Secretary

                          *
     -------------------------------------------       Director                    November 21, 2002
               A. Richard Caputo, Jr.

                          *
     -------------------------------------------       Director                    November 21, 2002
                  John W. Jordan II

                          *
     -------------------------------------------       Director                    November 21, 2002
                 David W. Zalaznick

*By:               /s/ WILLIAM J. BEGLEY, JR.
             --------------------------------------                                      November 21, 2002
                       AS ATTORNEY-IN-FACT

                                      II-3